                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Peter E. Guernsey constitutes and appoints Thomas G. Sheehan, David I. Goldstein, Laura Luckyn-Malone and Mark J. Smith and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds (Delaware), and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/  Peter E. Guernsey
                                        ----------------------------------------
                                        Peter E. Guernsey


Dated:  November 8, 1995

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that John I. Howell constitutes and appoints Thomas G. Sheehan, David I. Goldstein, Laura Luckyn-Malone and Mark J. Smith and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds (Delaware), and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/  John I. Howell
                                        ----------------------------------------
                                        John I. Howell


Dated:  November 8, 1995

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Robert Jackowitz constitutes and appoints Thomas G. Sheehan, David I. Goldstein, Laura Luckyn-Malone and Mark J. Smith and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds (Delaware), and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/  Robert Jackowitz
                                        ----------------------------------------
                                        Robert Jackowitz


Dated:  November 15, 1995

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Clarence F. Michalis constitutes and appoints Thomas G. Sheehan, David I. Goldstein, Laura Luckyn-Malone and Mark J. Smith and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds (Delaware), and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/  Clarence F. Michalis
                                        ----------------------------------------
                                        Clarence F. Michalis


Dated:  November 8, 1995

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Hermann c. Schwab constitutes and appoints Thomas G. Sheehan, David I. Goldstein, Laura Luckyn-Malone and Mark J. Smith and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds (Delaware), and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/  Hermann C. Schwab
                                        ----------------------------------------
                                        Hermann C. Schwab


Dated:  November 8, 1995

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Mark J. Smith constitutes and appoints Thomas G. Sheehan, David I. Goldstein and Laura Luckyn-Malone and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds (Delaware), and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/  Mark J. Smith
                                        ----------------------------------------
                                        Mark J. Smith


Dated:  November 8, 1995

                             SCHRODER CAPITAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Peter E. Guernsey constitutes and appoints Thomas G. Sheehan, David I. Goldstein, Laura Luckyn-Malone and Mark J. Smith and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/  Peter E. Guernsey
                                        ----------------------------------------
                                        Peter E. Guernsey


Dated:  September 13, 1995

                             SCHRODER CAPITAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that John I. Howell constitutes and appoints Thomas G. Sheehan, David I. Goldstein, Laura Luckyn-Malone and Mark J. Smith and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/  John I. Howell
                                        ----------------------------------------
                                        John I. Howell


Dated:  September 13, 1995

                             SCHRODER CAPITAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Robert Jackowitz constitutes and appoints Thomas G. Sheehan, David I. Goldstein, Laura Luckyn-Malone and Mark J. Smith and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/  Robert Jackowitz
                                        ----------------------------------------
                                        Robert Jackowitz


Dated:  October 3, 1995

                             SCHRODER CAPITAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Clarence F. Michalis constitutes and appoints Thomas G. Sheehan, David I. Goldstein, Laura Luckyn-Malone and Mark J. Smith and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/  Clarence F. Michalis
                                        ----------------------------------------
                                        Clarence F. Michalis


Dated:  September 13, 1995

                             SCHRODER CAPITAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Hermann c. Schwab constitutes and appoints Thomas G. Sheehan, David I. Goldstein, Laura Luckyn-Malone and Mark J. Smith and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/  Hermann C. Schwab
                                        ----------------------------------------
                                        Hermann C. Schwab


Dated:  September 13, 1995

                             SCHRODER CAPITAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Mark J. Smith constitutes and appoints Thomas G. Sheehan, David I. Goldstein and Laura Luckyn-Malone and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/  Mark J. Smith
                                        ----------------------------------------
                                        Mark J. Smith


Dated:  September 13, 1995